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                                                                    Exhibit 10.1

                         VIRUS RESEARCH INSTITUTE, INC.

                           1992 EQUITY INCENTIVE PLAN
                     AMENDED AND RESTATED AS OF MAY 10, 1996

         Section 1. Purpose. The purpose of the Virus Research Institute, Inc. 1992 Equity Incentive Plan, as amended and restated (the "Plan"), is to attract and retain officers, employees, directors and consultants to provide an incentive for them to assist the Company to achieve long-range performance goals and to enable them to participate in the long-term growth of the Company.

         Section 2. Definitions.

         "Act" means the Securities Exchange Act of 1934, as amended.

         "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

         "Award" means any Option or Restricted Stock awarded under the Plan.

         "Board" means the Board of Directors of the Company.

         "Change of Control" has the meaning set forth in Section 10.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor code and related rules, regulations and interpretations.

         "Committee" means the Committee of the Board referred to in Section 3.

         "Common Stock" or "Stock" means the Common Stock, $0.001 par value, of the Company, subject to adjustments pursuant to Section 5(b).

         "Company" means Virus Research Institute, Inc.

         "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, designated Beneficiary shall mean the Participant's estate.

         "Disinterested Person" means an Independent Director who qualifies as a "disinterested person" under Rule 16b-3(c)(2)(i) promulgated under the Act, or any successor definition under said Rule.


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         "Fair Market Value" means (i) with respect to Common Stock, (x) if the
Common Stock is listed or admitted for trading on any national securities exchange, the last sales price or the closing bid price if no sale occurred, of Common Stock on the principal securities exchange on which such class of stock is listed, (y) if the Common Stock is not listed or admitted for trading on any such exchange, the last reported sales price of Common Stock on the Nasdaq Stock Market, or any similar system of automatic quotation of securities prices then in common use, if so quoted, or (z) if not so quoted as described in clause (y), the mean between the high and the low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for such class of stock on at least five of the ten trading days preceding the day in question; or
(ii) with respect to any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time. Notwithstanding the foregoing, the Fair Market Value of the Common Stock on the effective date of the Company's initial public offering shall be the offering price to the public of the Common Stock on such date.

         "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

         "Independent Director" means a member of the Board who is not also an employee of the Company.

         "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Sections 6 or 7 which is not intended to be an Incentive Stock Option.

         "Option" means an Incentive Stock Option or a Nonstatutory Stock
Option.

         "Participant" means a person selected by the Committee to receive an Award under the Plan.

         "Restricted Period" means the period of time selected by the Committee during which an award of Restricted Stock may be forfeited to the Company.

         "Restricted Stock" means shares of Common Stock subject to forfeiture awarded to a Participant under Section 8.

         Section 3.   Administration.

                  (a) Committee. The Plan shall be administered by a committee of not less than two Independent Directors as appointed by the Board from time to time (the "Committee"). Each member of the Committee shall be a Disinterested Person. On and after the date the Company becomes subject to Section 162(m) of the Code, each member of the Committee shall also be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.


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                  (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

                  (i) to select the officers, employees and consultants of the Company to whom Awards may from time to time be granted;

                  (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Nonstatutory Stock Options and Restricted Stock Awards or any combination of the foregoing, granted to any one or more Participants;

                  (iii) to determine the number of shares of Common Stock to be covered by any Award;

                  (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and Participants, and to approve the form of written instruments evidencing the Awards;

                  (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award and/or include provisions in Awards providing for such acceleration;

                  (vi) subject to the provisions of Section 6(c), to extend at any time the period in which Options may be exercised;

                  (vii) to determine at any time whether, to what extent, and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

                  (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         All decisions and interpretations of the Committee shall be binding on all persons, including the Company and the Participants.

                  (c) Delegation of Authority to Grant Awards. The Committee, in its discretion, may delegate to the Chief Executive Officer or Chief Financial Officer of the Company all or part of the Committee's authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act. The Committee may revoke or amend the terms of a delegation at any time but


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such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

         Section 4. Eligibility. All full and part-time officers and employees, and in the case of Awards other than Incentive Stock Options, consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Independent Directors are also eligible to participate in the Plan but only to the extent provided in Section 7 below.

         Section 5.   Stock Available for Awards.

                  (a) Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 1,751,176 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including, without limitation the surrender of shares in payment for the Award or any tax obligation thereon, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. Subject to such overall limitation, shares of Common Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that on and after the date the Company is subject to Section 162(m) of the Code, Options with respect to no more than 250,000 shares of Common Stock may be granted to any one individual Participant during any fiscal year period.

                  (b) If the Company effects a stock split, consolidation of shares or other recapitalization of its stock, the payment of a stock dividend, or any other increase or reduction in the number of shares of Common Stock outstanding without receiving compensation therefor in money, services or property, then at the discretion of the Board (i) the number, class, and price of shares of Common Stock subject to outstanding Options hereunder shall be appropriately adjusted by the Board in such a manner as to entitle each Optionee to receive upon exercise of an Option in full, for the same aggregate consideration, that number and class of shares which the Optionee would have received as a result of the event requiring the adjustment had the Optionee exercised the Option in full immediately prior to such event; and (ii) the number and class of shares reserved for issuance under the Plan shall be appropriately adjusted by the Board by substituting that number and class of shares of stock which stockholders of the Company would have received as a result of such event if they held all of the reserved shares immediately prior to such event; provided, however, that outstanding Options and Options to be issued under the Plan shall not be issued or exercisable for fractional shares, and the Board may determine in its discretion to adjust outstanding Options or shares reserved under the Plan to the nearest whole number of shares, or it may require payment of cash to an Optionee who exercises an Option for a fractional share in an amount reflecting the fair value of the fractional share as determined by the Board.


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         Section 6.   Stock Options Granted to Officers, Employees and
                      Consultants.

                  (a) Subject to the provisions of the Plan, the Committee may award Incentive Stock Options and Nonstatutory Stock Options and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with
Section 422 of the Code, or any successor provision, and any regulations thereunder and to the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Nonstatutory Stock Option.

                  (b) The Committee shall establish the option price at the time each Option is awarded, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award; provided, however, if an officer or employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Affiliate and an Incentive Stock Option is granted to such officer or employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.

                  (c) The term of each Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an officer or employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Affiliate and an Incentive Stock Option is granted to such officer or employee, the term of such option shall be no more than five years from the date of grant.

                  (d) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. The Committee may at any time accelerate the exercisability of all or any portion of any Option.

                  (e) Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

                           (i) In cash, by certified, bank or personal check or other instrument acceptable to the Committee;

                           (ii) In the form of shares of Common Stock that are not then subject to restrictions under any Company plan and, unless otherwise permitted by the Committee, that have been held by the optionee for at least six months. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

                           (iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the


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         purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure;

                           (iv) by any other means which the Board determines are consistent with the purpose of the Plan and with applicable laws and regulations including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board; or

                           (v) by any combination of such methods of payment.

         Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Common Stock to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option or applicable provisions of laws.

         (f) To the extent required for "incentive stock option" treatment under
Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Option exceeds this limit, it shall constitute a Nonstatutory Stock Option.

         Section 7.   Stock Options Granted to Independent Directors.

                (a)   Automatic Grant of Options.

                  (i) Each Independent Director who is serving as a Director on the effective date of the Company's initial public offering shall be granted on such effective date a Nonstatutory Stock Option to acquire 10,000 shares of Common Stock.


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                           (ii) Each Independent Director who is first elected
         to serve as a Director after the effective date of the Company's initial public offering shall be granted, on the day of his or her election, a Nonstatutory Stock Option to acquire 10,000 shares of Common Stock (an "Initial Director Option").

                           (iii) After each annual meeting of stockholders of the Company, beginning with the Company's 1998 annual meeting, each Independent Director who has not received an Initial Director Option during the preceding year and who is serving as Director of the Company on the first business day following such annual meeting of stockholders shall automatically be granted on such day a Nonstatutory Stock Option to acquire 2,000 shares of Common Stock.

                           (iv) The exercise price per share for the Common Stock covered by an Option granted under this Section 7 shall be equal to the Fair Market Value of the Common Stock on the date the Option is granted.

                  (b)      Exercise; Termination.

                           (i) Except as provided in Section 10, an Option granted to an Independent Director under Section 7 shall be exercisable in four equal annual installments commencing on the date of grant. An Option issued under this Section 7 shall not be exercisable after the expiration of ten years from the date of grant.

                           (ii) If an Independent Director ceases to be a Director for any reason, an Option granted under this Section 7 to such Independent Director shall terminate immediately with respect to all shares of Common Stock for which it is not then exercisable. With respect to the remaining shares, such Option shall terminate 90 days after the date the Independent Director ceases to be a Director or at the expiration of the stated term of the Option, if earlier; provided, however, that if the Independent Director dies while a Director or within such 90-day period after ceasing to be a Director, such Option may be exercised for such remaining shares by the personal representative or legatee of the optionee for a period of six months from the date of death or until the expiration of the stated term of the Option, if earlier.

                           (iii) Options granted under this Section 7 may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 6(e). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Option and not as to unexercised Options.

                  (c) Limited to Independent Directors. The provisions of this
Section 7 shall apply only to Options granted or to be granted to Independent Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under this Plan to a Participant who is not an Independent Director of the Company. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this Section 7 shall govern the rights and obligations of the Company and Independent


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Directors respecting Options granted or to be granted to Independent Directors.
The provisions of this Section 7 which affect the price, date of exercisability, option period or amount of shares of Common Stock under an Option shall not be amended more than once in any six-month period, other than to conform with changes in the Code or ERISA.

         Section 8.   Restricted Stock.

                  (a) Subject to the provisions of the Plan, the Committee may award shares of Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock shall be issued at par value or for such other consideration as established by the Committee.

                  (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

         Section 9.   General Provisions Applicable to Awards.

                  (a) Documentation. Each Award under the Plan shall be evidenced in writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

                  (b) Committee Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

                  (c) Termination of Employment. Unless otherwise provided in the option agreement or determined by the Committee, upon an optionee's termination of employment (or other business relationship) with the Company, the optionee's rights in his or her Options, (i) to the extent not exercisable at the time of termination, shall automatically expire and (ii) to the extent exercisable at the time of termination, shall expire 90 days after such termination of employment or at the expiration of the stated term of the Option, if earlier; provided, however, that if an optionee's employment was terminated by reason of death, his or her Options, to the extent exercisable, may be exercised by the personal representative or legatee of the optionee for a period of six months from the date of death or until expiration of the stated term of the Option, if earlier.


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                  (d)      Withholding.

                           (i) The Participant shall pay to the Company, or make
provision satisfactory to the Committee for payment of any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

                           (ii) In the Committee's discretion, such tax
obligations may be paid in whole or in part in shares of Common Stock. A Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Common Stock owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any Participant who is subject to
Section 16 of the Act, the following additional restrictions shall apply:

                           (A) the election to satisfy tax withholding obligations relating to an Award in the manner permitted by this
         Section 9(d)(ii) shall be made either (x) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (y) at least six months prior to the date as of which the receipt of such an Award first becomes a taxable event for Federal income tax purposes;

                           (B) such election shall be irrevocable;

                           (C) such election shall be subject to the consent or disapproval of the Committee; and

                           (D) the Common Stock withheld to satisfy tax withholding must pertain to an Award which has been held by the Participant for at least six months from the date of grant of the Award.

Notwithstanding the foregoing, the first sentence of Section 9(d)(ii)(A)(x) shall not be applicable until the Company has been subject to the reporting requirements of Section 13(a) of the Act for at least a year prior to the election and has filed all reports and statements required to be filed pursuant to that Section for that year.

                  (e) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.


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                  (f) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

                  (g) Non-transferability of Awards. No Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Options shall be exercisable, during the optionee's lifetime, only by the optionee. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Award.

         Section 10.   Change of Control Provisions.

                  (a) "Change of Control" shall mean the occurrence of any one of the following events:

                           (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities"); provided, however, that for purposes of this clause (i) a "Change of Control" shall not be deemed to have occurred
         (A) solely as a result of a person who is party to the Company's Second Amended and Restated Stockholders Agreement, dated as of April 1994 and amended from time to time thereafter, and who is deemed to beneficially own at the close of business on the effective date of the Company's initial public offering 25% or more of the combined voting power of all then outstanding Voting Securities; (B) as the result of an acquisition of securities directly from the Company; or (C) as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases the proportionate voting power represented by the Voting Securities beneficially owned by any person to 25% or more of the combined voting power of all then outstanding Voting Securities; provided further however, that if any person referred to in clause (A),
         (B) or (C) of this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to clauses (B) or (C) or a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of this clause (i);


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                           (ii) persons who, as of the effective date of the
         Company's initial public offering, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to such effective date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director;

                           (iii) the stockholders of the Company shall approve
         (A) any consolidation or merger of the Company or any of its subsidiaries where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 70% or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company; or

                           (iv) when any "person" (as defined in (i) above) commences a tender offer for the outstanding shares of Common Stock of the Company.

                  (b) Upon the occurrence of a Change of Control, (i) each outstanding Option shall automatically become fully exercisable notwithstanding any provision to the contrary herein and (ii) each Restricted Stock Award shall be subject to such terms, if any, with respect to a Change of Control as have been provided by the Committee in connection with such Award.

                  (c) In the event of a Change of Control by reason of Section 10(a)(iii) above, the Board shall, in its discretion, take one or more of the following actions with regard to outstanding Options: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) (provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code), such that the Options (or equivalent substituted options) shall thereafter entitle the holder to receive upon exercise thereof the aggregate number and kind of securities and property as such holder would have been entitled to receive upon consummation of such transaction had he or she exercised the Option immediately prior to effectiveness of the transaction;
(ii) upon prior written notice to the optionees, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless any such Options are exercised by the optionee within a specified period following the date of such notice and prior to the consummation of the transaction; and/or (iii) make or provide for a cash payment to the optionees equal to the difference between (A) the value (as determined by the Board of Directors) of the consideration payable per share of Common Stock pursuant to the transaction (the "Transaction Price") times the number of shares of Common Stock subject to such outstanding Options (to the extent the exercise prices of such Options are not in excess


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of the Transaction Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of all outstanding Options.

         Section 11.  Miscellaneous.

                  (a) No Right To Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

                  (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Common Stock at the time of the Award except as otherwise provided in the applicable Award.

                  (c) Effective Date. Subject to the approval of the stockholders of the Company, the Plan became effective on October 19, 1992 and the restatement shall become effective on May 10, 1996.

                  (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that if and to the extent determined by the Committee to be required by the Act to ensure that Awards granted under the Plan are exempt under Rule 16b-3 promulgated under the Act, or that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders.

                  (e) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.


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